EXHIBIT 99.1

Community Capital Corporation Reports Earnings, Suspends Cash Dividend, and Withdraws Request for Tarp Funds

GREENWOOD, S.C., April 22, 2009 (GLOBE NEWSWIRE) -- Community Capital Corporation (Nasdaq:CPBK) announced its preliminary operating results today for the quarter ended March 31, 2009, and announced that the Board of Directors on April 21, 2009, voted to suspend the payment of the quarterly cash dividend on the Corporation's common stock effective immediately. In addition, the Corporation announced the withdrawal of its application for funds pursuant to the TARP Capital Purchase Program.

The company reports net income for the three months ended March 31, 2009 increased 10.50% to $863,000, or $0.19 per diluted share from $781,000, or $0.18 per diluted share for the same period in 2008. The company recorded provision for loan losses of $2.0 million during the first quarter of 2009 compared to $2.0 million during the first quarter of 2008. Non-performing assets increased $4.0 million to $36.6 million at March 31, 2009 from $32.6 million at December 31, 2008.

William G. Stevens, President and CEO, stated, "We are focused and committed to our continuous efforts to bolster our capital position in these uncertain economic times. In that regard, the Board of Directors has determined to suspend cash dividends at this point in time as a prudent means of capital preservation in light of the current economic conditions. Mr. Stevens further stated that the Board of Directors intends to reevaluate the payment of a quarterly dividend at the appropriate time. We believe that this action is the best course for the company over the long term. The Board and management are committed to successfully managing credit risk and to maintaining adequate levels of capital and liquidity in the current challenging economic times."

Additionally, as a result of the current uncertainty of the government's investment in financial institutions and the perceived unduly burdensome requirements imposed by the government on the entities that receive the TARP funds, the Board determined that the withdrawal of the corporation's application for TARP funds was in the best interest of Community Capital Corporation and its shareholders.

Mr. Stevens stated that "We are reporting a strong net interest margin and efficiency ratio that together are generating improved core earnings. We believe that these continued earnings will enable us to earn our way through the credit issues facing us and virtually all other commercial banks in the United States."

Return on average assets for the first quarter was 0.45% for 2009 compared to 0.39% for 2008. Return on average equity was 5.36% compared to 4.81% in 2008. Total assets decreased 4.76% to $772,103,000 at March 31, 2009 from $810,677,000 as of March 31, 2008. Total loans decreased $38,834,000 or 5.84% to $626,069,000 at March 31, 2009, compared to $664,903,000 at March 31, 2008. Total deposits decreased $2,110,000 or .41% to $518,403,000 at March 31, 2009 from $520,513,000 at March 31, 2008.

Community Capital Corporation is the parent company of CapitalBank, which operates 18 community oriented branches throughout upstate South Carolina that offer a full array of banking services, including a diverse wealth management group. Additional information on CapitalBank's locations and the products and services offered are available at www.capitalbanksc.com.

Certain matters set forth in this news release may contain forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. However, such performance involves risks and uncertainties that may cause actual results to differ materially from those in such statements. For a discussion of certain factors that may cause such forward-looking statements to differ materially from the Company's actual results, see the Company's Annual Report on Form 10-K for the year ended December 31, 2008.

 Financial Highlights
 (Dollars in thousands, except per share data)
 Earnings Summary

                              Three Months  Three Months  Three Months
                                 Ended         Ended         Ended
                                March 31     December 31    March 31
                                  2009          2008          2008
                              (Unaudited)   (Unaudited)   (Unaudited)

 Interest income              $      9,466  $     10,380  $     11,862
 Interest expense                    3,514         4,065         5,659
                              ------------  ------------  ------------
 Net interest income                 5,951         6,315         6,203
 Provision for loan losses           2,000         3,700         2,000
 Non-interest income                 1,862         1,722         1,858
 Non-interest expense                4,753         4,646         5,076
                              ------------  ------------  ------------
 Income before taxes                 1,059         (309)           985
 Income tax expense                    196         (313)           204
                              ------------  ------------  ------------
 Net income                   $        863  $          4  $        781
                              ------------  ------------  ------------

 Per Shares Ratios:
 Basic earnings per share            $0.19         $0.00         $0.18
 Diluted earnings per share          $0.19         $0.00         $0.18
 Dividends declared per share        $0.15         $0.15         $0.15
 Book value per share               $14.51        $14.54        $14.66

 Common Share Data:
 Outstanding at period end       4,516,690     4,467,290     4,468,235
 Weighted average outstanding    4,442,440     4,436,549     4,415,206
 Diluted weighted average
  outstanding                    4,499,178     4,467,605     4,454,478

 Balance Sheet Highlights

 Average Balances:
 Total assets                 $    783,405  $    787,243  $    801,687
 Earning assets                    717,556       730,659       736,327
 Loans                             637,298       642,478       656,782
 Deposits                          518,575       522,895       531,647
 Interest bearing deposits         432,046       448,141       469,977
 Noninterest bearing deposits       86,529        74,754        61,670
 Other borrowings                  183,018       180,997       185,943
 Junior subordinated
  debentures                        10,310        10,310        10,310
 Shareholders' equity               65,274        65,633        65,223

 Performance Ratios:
 Return on average assets            0.45%         0.00%         0.39%
 Return on average
  shareholders' equity               5.36%         0.03%         4.81%
 Net interest margin (fully
  tax equivalent at 38%)             3.44%         3.51%         3.46%
 Efficiency ratio                   60.96%        56.93%        62.67%

 Asset Quality:
 Nonperforming loans          $     28,174  $     27,524  $     18,312
 Other real estate                   8,473         5,121           153
   Total nonperforming assets       36,647        32,645        18,465
 Net charge-offs/write-downs         3,775           936         1,275
 Net charge-offs/write-downs
  to average loans                   0.59%         0.15%         0.19%
 Allowance for loan losses to
  nonperforming loans               42.03%        49.47%        40.87%
 Nonperforming loans to total
  loans                              4.50%         4.29%         2.75%
 Nonperforming assets to total
  assets                             4.75%         4.13%         2.28%
 Allowance for loan losses to
  period end loans                   1.89%         2.12%         1.13%

 Other Selected Ratios:
 Average equity to average
  assets                             8.33%         8.34%         8.14%
 Average loans to average
  deposits                         122.89%       122.87%       123.54%
 Average loans to average
  earning assets                    88.82%        87.93%        89.20%

 Balance Sheet Data
 (Dollars in thousands, except per share data)

                              Period Ended  Period Ended  Period Ended
                                March 31      December 31   March 31
                                 2009           2008          2008
                              (Unaudited)                 (Unaudited)
 Assets:
 Cash and cash equivalents:
  Cash and due from banks     $     11,680  $     11,970  $     20,710
  Interest bearing deposit
   accounts                            466         1,642           196
                              ------------  ------------  ------------
   Total cash and cash
    equivalents                     12,146        13,612        20,906
 Investment securities:
  Securities held-for-sale          72,569        78,828        70,018
  Securities held-to-maturity          215           215           270
  Nonmarketable equity
   securities                        9,635        10,815         9,660
                              ------------  ------------  ------------
   Total investment securities      82,419        89,858        79,948
 Loans held for sale                 1,774           303         1,351
 Loans receivable                  626,069       641,737       664,903
 Allowance for loan losses        (11,842)      (13,617)       (7,484)
 Premises and equipment, net        16,997        17,243        17,298
 Intangible assets                   9,399         9,507         9,842
 Other assets                       35,141        31,957        23,913
                              ------------  ------------  ------------
    Total assets              $    772,103  $    790,600  $    810,677
                              ------------  ------------  ------------

 Liabilities and shareholders'
  equity:
 Deposits:
  Noninterest bearing         $     89,384  $     73,663  $     65,506
  Interest bearing                 429,019       439,938       455,007
                              ------------  ------------  ------------
   Total deposits                  518,403       513,601       520,513
 Federal funds purchased &
  Other ST Borrowings               33,959        24,143        56,251
 Securities sold under
  agreements to repurchase           2,047         9,695        15,444
 FHLB advances                     135,400       161,185       135,500
 Junior subordinated
  debentures                        10,310        10,310        10,310
 Other liabilities                   6,453         6,709         7,151
                              ------------  ------------  ------------
    Total liabilities         $    706,572  $    725,643  $    745,169
                              ------------  ------------  ------------

 Shareholders' equity:
 Common stock: $1 par value;
  10 million shares
  authorized                         5,716         5,667         5,668
 Nonvested restricted stock          (651)         (445)         (763)
 Capital surplus                    62,658        62,405        62,425
 Accumulated other
  comprehensive income
  (expense)                            820           527           995
 Retained earnings                  14,403        14,218        14,598
 Treasury stock, at cost          (17,415)      (17,415)      (17,415)
                              ------------  ------------  ------------
    Total shareholders'
     equity                         65,531        64,957        65,508
                              ------------  ------------  ------------
    Total liabilities and
     shareholders' equity     $    772,103  $    790,600  $    810,677
                              ------------  ------------  ------------

 Income Statement Data
 (Dollars in thousands, except per share data)

                              Three Months  Three Months  Three Months
                                  Ended         Ended        Ended
                                March 31    December 31     March 31
                                  2009          2008          2008
                              (Unaudited)   (Unaudited)   (Unaudited)
 Interest income:
  Interest and fees on loans  $      8,490  $      9,385  $     10,873
  Interest on investment
   securities                          974           994           987
  Interest on federal funds
   sold and interest-bearing
   deposits                              2             1             2
                              ------------  ------------  ------------
   Total interest income             9,466        10,380        11,862

 Interest expense:
  Interest on deposits               1,842         2,284         3,553
  Interest on borrowings             1,672         1,781         2,106
                              ------------  ------------  ------------
   Total interest expense            3,514         4,065         5,659

 Net interest income                 5,952         6,315         6,203
 Provision for loan losses           2,000         3,700         2,000
                              ------------  ------------  ------------
 Net interest income after
  provision                          3,952         2,615         4,203
 Non-interest income:
  Service charges on deposit
   accounts                            563           651           586
  Gain on sale of loans held
   for sale                            322           221           274
  Commissions from sales of
   mutual funds                         37            53            46
  Income from fiduciary
   activities                          348           327           469
  Gain on sale of securities
   held-for-sale                       145            --            97
  Gain on sale of premises and
   equipment                             3             6            --
  Other operating income               444           464           386
                              ------------  ------------  ------------
   Total non-interest income         1,862         1,722         1,858
 Non-interest expense:
  Salaries and employee
   benefits                          2,594         2,209         2,915
  Net occupancy expense                320           320           329
  Amortization of intangible
   assets                              108           112           115
  Furniture and equipment
   expense                             233           231           235
  Loss on sale of securities
   held-for-sale                        --            --            --
  Other operating expenses           1,498         1,774         1,482
                              ------------  ------------  ------------
   Total non-interest expense        4,753         4,646         5,076
 Income before taxes                 1,059         (309)           985
 Income tax expense                    196         (313)           204
                              ------------  ------------  ------------
 Net income                   $        863  $          4  $        781
                              ------------  ------------  ------------

                   March 31, 2009  December 31, 2008   March 31, 2008
                 Balance   Percent  Balance  Percent  Balance  Percent
 Loans:
 Commercial and
  agricultural   $ 39,678    6.34% $ 43,443    6.77% $ 44,017    6.62%
 Real Estate -
  construction    176,668   28.22%  185,414   28.89%  168,167   25.29%
 Real Estate -
  mortgage and
  commercial      336,304   53.72%  344,456   53.68%  384,870   57.88%
 Home equity       48,266    7.71%   47,830    7.45%   42,486    6.39%
 Consumer -
  Installment      23,622    3.77%   19,073    2.97%   23,925    3.60%
 Other              1,531    0.24%    1,521    0.24%    1,438    0.22%
                 -------- -------- -------- -------- -------- --------
   Total         $626,069  100.00% $641,737  100.00% $664,903  100.00%
                 -------- -------- -------- -------- -------- --------

                   March 31, 2009  December 31, 2008   March 31, 2008
                  Balance  Percent  Balance  Percent  Balance  Percent
 Deposits:
 Noninterest
  bearing demand $ 89,384   17.24% $ 73,663   14.34% $ 65,506   12.58%
 Interest
  bearing demand   71,402   13.77%   66,035   12.86%   64,070   12.31%
 Money market
  and savings     174,985   33.76%  183,300   35.69%  209,761   40.30%
 Certificates of
  deposit         182,632   35.23%  190,603   37.11%  181,176   34.81%
                 -------- -------- -------- -------- -------- --------
   Total         $518,403  100.00% $513,601  100.00% $520,513  100.00%
                 -------- -------- -------- -------- -------- --------

 Wealth Management Group
 Fiduciary and Related Services:
 (Dollars in thousands, except   March 31,   December 31,    March 31,
  number of accounts)              2009          2008          2008

 Market value of accounts     $   392,777   $    396,596  $    463,204
 Market value of
  discretionary accounts      $   155,553   $    160,488  $    193,061
 Market value of
  non-discretionary accounts  $   237,224   $    236,108  $    270,143
 Total number of accounts           1,373          1,334         1,247

 Yield/Rate Analysis YTD                         Three Months Ended
                                                   March 31, 2009
                                              -------------------------
                                               Average           Yield/
 (Dollars in thousands)                        Balance  Interest  Rate
                                              -------------------------
 ASSETS
 Loans(1)(3)                                  $637,298  $  8,499  5.41%
 Securities, taxable(2)                         47,225       615  5.28%
 Securities, nontaxable(2)(3)                   28,152       453  6.53%
 Nonmarketable Equity Securities                 2,041        30  5.96%
 Fed funds sold and other (incl. FHLB)           2,840         2  0.29%
                                              --------  --------
  Total earning assets                         717,556  $  9,599  5.43%
 Non-earning assets                             65,849
                                              --------
  Total assets                                $783,405
                                              ========

 LIABILITIES AND STOCKHOLDERS' EQUITY
 Transaction accounts                         $207,123  $    290  0.57%
 Regular savings accounts                       37,360       168  1.82%
 Certificates of deposit                       187,563     1,384  2.99%
 Other short term borrowings                    36,218        34  0.38%
 FHLB Advances                                 146,800     1,457  4.03%
 Junior subordinate debentures                  10,310       181  7.12%
                                              --------  --------
  Total interest-bearing liabilities           625,374  $  3,514  2.28%
 Non-interest bearing liabilities               92,757
 Stockholders' equity                           65,274
                                              --------
  Total liabilities & equity                  $783,405
                                              ========

 Net interest income/ interest rate spread              $  6,085  3.15%
                                                        ===============

 Net yield on earning assets                                      3.44%
                                                                 ======

 Yield/Rate Analysis
                                                Three Months Ended
                                                December 31, 2008
                                            --------------------------
                                            Average             Yield/
 (Dollars in thousands)                     Balance   Interest   Rate
                                            --------------------------

 ASSETS

 Loans(1)(3)                                $642,478  $  9,396   5.82%
 Securities, taxable(2)                       48,238       645   5.32%
 Securities, nontaxable(2)(3)                 29,030       436   5.97%
 Nonmarketable Equity Securities              10,348        32   1.23%
 Fed funds sold and other (incl. FHLB)          565          1   0.70%
                                            ------------------
  Total earning assets                      $730,659  $ 10,510   5.72%
 Non-earning assets                           56,584
                                            --------
  Total assets                              $787,243
                                            ========

 LIABILITIES AND
 STOCKHOLDERS' EQUITY

 Transaction accounts                       $215,733  $    386   0.71%
 Regular savings accounts                     37,677       197   2.08%
 Certificates of deposit                     194,731     1,700   3.47%
 Other short term borrowings                  30,311        82   1.08%
 FHLB Advances                               150,686     1,515   4.00%
 Junior subordinate debt                      10,310       183   7.06%
                                            ------------------
  Total interest-bearing liabilities         639,448  $  4,063   2.53%
 Non-interest bearing liabilities             82,162
 Stockholders' equity                         65,633
                                            --------
   Total liabilities & equity               $787,243
                                            ========

 Net interest income/
  interest rate spread                                $  6,447   3.19%
                                                      ================

 Net yield on earning assets                                     3.51%
                                                                 =====

 Yield/Rate Analysis YTD                         Three Months Ended
                                                   March 31, 2008

                                             Average            Yield/
 (Dollars in thousands)                      Balance   Interest  Rate
 ASSETS
 Loans(1)(3)                                 $656,782  $ 10,885  6.67%
 Securities, taxable(2)                        40,424       524  5.21%
 Securities, nontaxable(2)(3)                  29,313       432  5.93%
 Nonmarketable Equity Securities                9,513       142  6.00%
 Fed funds sold and other (incl. FHLB)            295        2   2.73%
                                            -------------------
  Total earning assets                        736,327  $ 11,985  6.55%
 Non-earning assets                            65,360
  Total assets                               $801,687

 LIABILITIES AND
 STOCKHOLDERS' EQUITY
 Transaction accounts                        $239,738  $  1,174  1.97%
 Regular savings accounts                      35,832       236  2.65%
 Certificates of deposit                      194,407     2,140  4.43%
 Other short term borrowings                   50,434       431  3.44%
 FHLB Advances                                135,509     1,497  4.44%
 Junior subordinate debentures                 10,310       181  7.06%
                                            ---------  --------
  Total interest-bearing liabilities          666,230  $  5,659  3.42%
 Non-interest bearing liabilities              70,234
 Stockholders' equity                          65,223
                                            ---------
   Total liabilities & equity                $801,687
                                            =========
 Net interest income/
  interest rate spread                                 $  6,326  3.13%
                                                       ===============
 Net yield on earning assets                                     3.46%
                                                                ======
  (1) The effect of loans in nonaccrual status and fees collected is not significant to the computations.
  (2) Average investment securities exclude the valuation allowance on securities available-for-sale.
  (3) Fully tax-equivalent basis at 38% tax rate for nontaxable securities and loans.

CONTACT:  Community Capital Corporation
          R. Wesley Brewer, Executive Vice President/CFO
            864-941-8290
            wbrewer@capitalbanksc.com
          Lee Lee M. Lee, Controller/VP of Investor Relations
            864-941-8242
            llee@capitalbanksc.com
          www.comcapcorp.com